                                                                   EXHIBIT 10.7

                             AMENDMENT TO SUBLEASE

      THIS AMENDMENT TO SUBLEASE ("Amendment") is made and entered into as of this 22nd day of December 1993, by and between Hewson-Memphis Partners, a California general partnership composed of W. Howard Lester, James A. McMahan, Gary J. Hewson and Robert K. Earley ("Landlord"), and Williams-Sonoma, Inc., a California corporation ("Tenant"). All capitalized terms not defined in this Amendment shall have the meaning set forth in the Sublease (as defined below).


                              W I T N E S S E T H

      WHEREAS, Landlord and Tenant entered into a Sublease dated August 1, 1990 ("Sublease");

      WHEREAS, Landlord and Tenant desire to amend Section 6.4(a) of the Sublease; and

      WHEREAS, The Bondholders holding at least sixty-six and two-thirds percent (66 2/3%) of the outstanding principal amount of the Bonds desire to consent to this Amendment and to instruct the Trustee to consent to and to carry out any actions appropriate to effectuate this Amendment;

      NOW, THEREFORE, the parties hereto agree as follows:

1. Section 6.4(a) of the Sublease shall be amended in its entirety to read as follows:

      "Not to incur additional Funded Debt (other than Indebtedness incurred for normal working capital purposes, including without limitation, Indebtedness incurred under the Tenant's revolving credit facility) or merge or consolidate with any other entity if, after giving effect to the issuance of such indebtedness, merger or consolidation and the concurrent retirement of any Indebtedness on a pro forma basis, the ratio of (i) the sum of (A) the Consolidated Net Income of the Tenant and its subsidiaries plus (B) an amount equal to any net loss realized upon the sale or other disposition of any business segment or capital asset (to the extent such loss was deducted in computing such Consolidated Net Income), plus (C) any provision for taxes utilized in computing net loss under clause (B) hereof, plus (D) Consolidate Interest Expense plus (E) provision for federal and state income taxes plus (F) one third of operating lease (including this Sublease) expenses before contingency payments of the Tenant and its subsidiaries, to (ii) the sum of (A) Consolidated Interest Expenses plus (B) one third of operating losses (including this Sublease) expenses before contingency payments of the Tenant and its subsidiaries for the four full fiscal quarters immediately preceding the date of such proposed Incurrence of Indebtedness, merger or consolidation (the "Four-Quarter Period"), is less than 1.5 to 1.0 if the applicable Four-Quarter Period ends on or before February 1997; (b) 1.7 to 1.0, if the applicable Four-Quarter Period ends after February 1997.

     2. Section 6.4 shall be amended by the addition of the following new definition as Item G.

          "Funded Debt" shall mean any and all Indebtedness with a maturity of more than one year.

     3. In the event of any conflict between this Amendment and this Sublease, this Amendment shall govern.

     4. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which together shall be one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto has caused this Amendment to be duly executed and delivered by its authorized representative on the day and year first above written.

WILLIAMS-SONOMA, INC.,                 HEWSON-MEMPHIS PARTNERS,
a California corporation               a California general partnership

/s/ JAMES E. RILEY                     By: [SIGNATURE ILLEGIBLE]
---------------------------               ------------------------------
James E. Riley                            Name:
Chief Financial Officer                   Title:

                        CONSENT TO AMENDMENT OF SUBLEASE

     The undersigned holders ("Bondholders") of the Taxable Industrial Development Revenue Bonds, Series 1990 (Hewson-Memphis Partners Project) ("Bonds"), issued by the Industrial Development Board of the City of Memphis and County of Shelby, Tennessee ("Issuer"), hereby consent to the aforementioned Amendment of Subleases between landlord and tenant.

     Furthermore, the Bondholders hereby instruct the Trustee to perform any and all acts necessary, appropriate or advisable in order to effectuate the Amendment, including, but not limited to, consenting to such Amendment.

     This consent to amendment of Sublease may be executed in one or more counterparts, each of which shall be an original and all of which together shall be one and the same instrument.

     IN WITNESS WHEREOF, each of the undersigned Bondholders has caused this consent to the Amendment to be duly executed and deliver by its authorized officer as of this 22nd day of December 1993.

"Bondholder"                            Principal Amount of Bonds Held:

XEROX FINANCIAL SERVICES
LIFE INSURANCE COMPANY                  $6,420,000.00


----------------------------------
Name:
Title:


P.F.L.
LIFE INSURANCE COMPANY                  $1,830,000.00

/s/ GREGORY W. THEOBALD
----------------------------------
Name:  Gregory W. Theobald
Title: Vice President & Asst. Sec.


MONUMENTAL
LIFE INSURANCE COMPANY                  $1,830,000.00

/s/ GREGORY W. THEOBALD
----------------------------------
Name:  Gregory W. Theobald
Title: Vice President & Asst. Sec.


TEXAS
LIFE INSURANCE COMPANY                  $  470,000.00

----------------------------------
Name:
Title:

                        CONSENT TO AMENDMENT OF SUBLEASE


     Union Planters National Bank, acting as Trustee under that certain Trust Indenture dated August 1, 1990, hereby consents to the aforementioned Amendment of Sublease between Landlord and Tenant, as of this ______ of December 1993.



UNION PLANTERS NATIONAL BANK


----------------------------
Name:
Title: